As filed with the Securities and Exchange Commission on September 29, 1994.

                                                      Registration No. 33-84540
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                                    UNITED STATES
                          SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C.  20549
                                  ------------------
                          POST-EFFECTIVE AMENDMENT NO. 3 TO
                                       FORM S-1
                                REGISTRATION STATEMENT
                           UNDER THE SECURITIES ACT OF 1933
                                  ------------------

                     FIRST INTERSTATE BANCSYSTEM OF MONTANA, INC.
                  (Exact name of registrant as specified in charter)

            Montana                          6060                 81-0331430
(State or other jurisdiction of (Primary Standard Industrial  (I.R.S. Employer
incorporation or organization)   Classification Code Number) Identification No.)

                                401 North 31st Street
                               Billings, Montana 59101
                                    (406) 255-5300
                  (Address including ZIP code, and telephone number,
          including area code, of registrant's principal executive offices)
                       ---------------------------------------
                      Terrill R. Moore, Chief Financial Officer
                     First Interstate BancSystem of Montana, Inc.
                                401 North 31st Street
                               Billings, Montana 59101
                                    (406) 255-5300
                                  Fax (406) 255-5350
              (Name, address, including zip code, and telephone number,
                      including area code of Agent for service)
                       ----------------------------------------
                                       Copy to:

                                  Allan Karell, Esq.
                      Crowley, Haughey, Hanson, Toole & Dietrich
                          490 North 31st Street, Fifth Floor
                               Billings, Montana 59101
                                    (406) 252-3441
                                  Fax (406) 259-4159
                        --------------------------------------

If any of the securities being registered on this Form are being offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of
1933, check the following box.  |  X   |
If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective
registration statement for the same offering.  |     |
If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement
for the same offering  |     |
If delivery of the prospectus is expected to be made pursuant to Rule 434,
please check th following box.  |     |
                  -------------------------------------------------
                           CALCULATION OF REGISTRATION FEE
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
                                                        Proposed         Proposed
                                         Amount         maximum           maximum
Title of each class of                   to be        offering price     aggregate          Amount of
securities to be registered            registered      per share (1)  offering price (1) registration fee
-----------------------------------------------------------------------------------------------------------
Common Stock (without par value)       130,000 shares    $ 62.00        $ 8,060,000        $2,779.09
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------


(1) Estimated solely for the purpose of calculating the registration fee.
                     -------------------------------------------
The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

The Registrant hereby de-registers 45,619 shares of the 130,000 shares of common stock heretofore registered under registration number 33-84540.

                                      SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Billings, Montana on April 16, 1997.

                             First Interstate BancSystem of Montana, Inc.
                             (Registrant)


                             /S/TERRILL R. MOORE
                             -----------------------------------------
                             Terrill R. Moore, Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature:                                  Date:


/S/ Homer A. Scott, Jr.                     April 16, 1997
-----------------------------------------   --------------------------------
Homer A. Scott, Jr.
Chairman


/S/ Thomas W. Scott                         April 16, 1997
-----------------------------------------   --------------------------------
Thomas W. Scott
Director and Chief Executive Officer


/S/ William H. Ruegamer                     April 16, 1997
-----------------------------------------   --------------------------------
William H. Ruegamer
Director and Chief Operating Officer


/S/ James R. Scott                          April 16, 1997
-----------------------------------------   --------------------------------
James R. Scott
Director


/S/ Dan S. Scott                            April 16, 1997
-----------------------------------------   --------------------------------
Dan S. Scott
Director


/S/ Randy Scott                             April 17, 1997
-----------------------------------------   --------------------------------
Randy Scott
Director


-----------------------------------------   --------------------------------
Susan S. Heyneman
Director


-----------------------------------------   --------------------------------
Joel Long
Director
                                 * * * * * * * * * *